UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

May 4, 2023
Date of Report (Date of earliest event reported)
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CAPITAL ONE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-13300	54-1719854
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
1680 Capital One Drive,
McLean,	Virginia		22102
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 720-1000
(Not applicable)
(Former name or former address, if changed since last report)
____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock (par value $.01 per share)	COF	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series I	COF PRI	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series J	COF PRJ	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series K	COF PRK	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series L	COF PRL	New York Stock Exchange
Depositary Shares, Each Representing a 1/40th Interest in a Share of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series N	COF PRN	New York Stock Exchange
0.800% Senior Notes Due 2024	COF24	New York Stock Exchange
1.650% Senior Notes Due 2029	COF29	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) At the 2023 Annual Stockholder Meeting (the “Annual Meeting”) of Capital One Financial Corporation (the “Company”) held on May 4, 2023, the Company’s stockholders, upon recommendation of the Board of Directors of the Company, approved and adopted the Company’s Seventh Amended and Restated 2004 Stock Incentive Plan (the “Amended Plan”).
The Amended Plan provides that the maximum number of shares available for issuance to participants under the Amended Plan shall be 81 million.
For a description of the terms and conditions of the Amended Plan, see “Summary of Material Provisions of the Seventh Amended and Restated 2004 Stock Incentive Plan” under proposal 5 “Approval and Adoption of the Capital One Financial Corporation Seventh Amended and Restated 2004 Stock Incentive Plan” on pages 67-75 of the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 22, 2023 (the “Proxy Statement”), which description is incorporated herein by reference. The descriptions of the Amended Plan contained herein and in the Proxy Statement are qualified in their entirety by reference to the full text of the Amended Plan, a copy of which is filed hereto as Exhibit 10.1.
Item 5.07    Submission of Matters to a Vote of Security Holders.
(a) The Annual Meeting was held on May 4, 2023. On March 8, 2023, the record date (the “Record Date”) for the Annual Meeting, 382,444,881 shares of the Company’s common stock were issued and outstanding, of which 353,568,928 were present for purposes of establishing a quorum.

(b) Stockholders voted on the following matters:

(1) Stockholders elected Mr. Richard D. Fairbank, Mr. Ime Archibong, Ms. Christine Detrick, Ms. Ann Fritz Hackett, Mr. Peter Thomas Killalea, Mr. Cornelis Petrus Adrianus Joseph (“Eli”) Leenaars, Mr. François Locoh-Donou, Mr. Peter E. Raskind, Ms. Eileen Serra, Mr. Mayo A. Shattuck III, Mr. Bradford H. Warner and Mr. Craig Anthony Williams to the Company’s Board of Directors for terms expiring at the 2024 annual meeting of stockholders or until such director’s successor is duly elected and qualified;

(2) Stockholders voted on amendments to the Company’s Restated Certificate of Incorporation (the “Certificate”) to remove remaining supermajority voting requirements and references to Signet Banking Corporation;

(3) Stockholders voted, on an advisory basis, to have future votes on named executive officer compensation every year;

(4) Stockholders approved, on an advisory basis, the Company’s 2022 named executive officer compensation;

(5) Stockholders approved and adopted the Company’s Seventh Amended and Restated 2004 Stock Incentive Plan;

(6) Stockholders ratified the selection of the firm Ernst & Young LLP to serve as the independent registered public accounting firm of the Company for 2023; and

(7-9) A majority of shares present in person or by proxy at the Annual Meeting voted in favor of a shareholder proposal requesting the Company adopt a simple majority vote standard. The other two shareholder proposals presented at the Annual Meeting and described below did not receive majority support.

Set forth below are the number of votes cast for and against each such matter as well as the number of abstentions and broker non-votes with respect to each such matter.

Item	Votes For	Votes Against	Abstain	Broker Non-Votes
Election of Directors:
Richard D. Fairbank	316,167,451	10,346,296	1,592,535	25,462,646
Ime Archibong	325,557,125	2,014,356	534,801	25,462,646
Christine Detrick	314,500,713	13,109,936	495,633	25,462,646
Ann Fritz Hackett	301,091,245	26,498,772	516,265	25,462,646
Peter Thomas Killalea	305,813,321	21,716,122	576,839	25,462,646
Cornelis Petrus Adrianus Joseph (“Eli”) Leenaars	324,983,780	2,598,704	523,798	25,462,646
François Locoh-Donou	310,435,501	17,116,570	554,211	25,462,646
Peter E. Raskind	316,745,505	10,854,789	505,988	25,462,646
Eileen Serra	325,793,306	1,816,620	496,356	25,462,646
Mayo A. Shattuck III	315,779,689	11,844,956	481,637	25,462,646
Bradford H. Warner	314,010,614	13,609,783	485,885	25,462,646
Craig Anthony Williams	324,989,711	2,648,999	467,572	25,462,646
Amendments to the Company’s Restated Certificate of Incorporation to Remove Remaining Supermajority Voting Requirements and References to Signet Banking Corporation*	326,747,706	1,052,415	306,161	25,462,646
Advisory Approval of the Company’s 2022 Named Executive Officer Compensation	305,489,838	22,041,386	575,058	25,462,646
Approval and Adoption of the Company’s Seventh Amended and Restated 2004 Stock Incentive Plan	316,774,011	10,816,033	516,238	25,462,646
Ratification of Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm of the Company for 2023	341,382,670	11,979,261	206,997	N/A
Stockholder Proposal Requesting a Simple Majority Vote Standard	216,608,932	110,610,165	887,185	25,462,646
Stockholder Proposal Requesting a Report on Board Oversight of Risks Related to Discrimination	3,063,266	322,804,381	2,238,635	25,462,646
Stockholder Proposal Requesting a Board Skills and Diversity Matrix	144,061,969	182,942,270	1,102,043	25,462,646

*As disclosed in the Proxy Statement, the proposal to amend the Certificate (“Proposal 2”) requires approval of at least 305,955,905 shares, representing 80% of the Company’s common stock outstanding as of the Record Date and also requires approval by 80% of the Company’s common stock outstanding as of the Record Date not owned directly or indirectly by any Interested Stockholder or any Affiliate of any Interested Stockholder (as defined in the Certificate) (the “Non-Interested Stockholder Vote”). Management has determined that Proposal 2 received the approval of more than 80% of the Company’s common stock outstanding, but has not yet confirmed if it received more than 80% of the Non-Interested Stockholder Vote.

Item	One Year	Two Years	Three Years	Abstain	Broker Non-Votes
Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Compensation	322,348,209	467,199	4,758,132	532,742	25,462,646

In accordance with the Board of Directors’ recommendation and the voting results on this advisory proposal, the Company will hold an annual advisory vote to approve the compensation of its named executive officers.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Seventh Amended and Restated 2004 Stock Incentive Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Date: May 9, 2023	By:	/s/ Matthew W. Cooper
Matthew W. Cooper
General Counsel and Corporate Secretary

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